American High-Income Trust
               333 S. Hope Street, Los Angeles, California 90071
                  Telephone (213) 486-9200 Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                                 (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $230,152
------------------ --------------------------------
------------------ --------------------------------
Class B            $23,974
------------------ --------------------------------
------------------ --------------------------------
Class C            $25,442
------------------ --------------------------------
------------------ --------------------------------
Class F            $17,996
------------------ --------------------------------
------------------ --------------------------------
Total              $297,564
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $1,195
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $264
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $565
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $65
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $45
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $58
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $680
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $791
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $375
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $2,652
------------------ --------------------------------
------------------ --------------------------------
Total              $6,690
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.4200
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.3706
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.3652
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.4112
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.4142
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.3573
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.3582
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.3903
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.4055
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.3636
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.3659
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.3894
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.4116
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.4311
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                                 (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            562,827
------------------ ----------------------------------
------------------ ----------------------------------
Class B            66,133
------------------ ----------------------------------
------------------ ----------------------------------
Class C            71,009
------------------ ----------------------------------
------------------ ----------------------------------
Class F            45,015
------------------ ----------------------------------
------------------ ----------------------------------
Total              744,984
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        3,351
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        864
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        1,782
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        196
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        133
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          199
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          2,544
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          3,300
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          1,165
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          5,432
------------------ ----------------------------------
------------------ ----------------------------------
Total              18,966
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                                 Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $12.34
----------------------- -------------------------
----------------------- -------------------------
Class B                 $12.34
----------------------- -------------------------
----------------------- -------------------------
Class C                 $12.34
----------------------- -------------------------
----------------------- -------------------------
Class F                 $12.34
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $12.34
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $12.34
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $12.34
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $12.34
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $12.34
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $12.34
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $12.34
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $12.34
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $12.34
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $12.34
----------------------- -------------------------